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                                                                   EXHIBIT 23.05

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Asymetrix Learning Systems, Inc.:

  We consent to the use of our reports included herein and to the reference to our firm under the headings "Selected Historical Consolidated Financial Data", "Changes in Accountants", and "Experts" in the prospectus.

                                                           KPMG Peat Marwick LLP

Seattle, Washington

June 10, 1998